UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

       Date of Report (Date of earliest event reported): December 16, 2004


                               STEVEN MADDEN, LTD.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-23702                 13-3588231
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


52-16 Barnett Avenue, Long Island City, New York                11104
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (718) 446-1800
                                                            --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02         Departure of Directors or Principal Executive Officers;
                  Election of Directors; Appointment of Principal Officers.

                  On December 16, 2004, Steven Madden, Ltd. (the "Company") issued a press release announcing that Harold Kahn, the former Chairman and Chief Executive Officer of Macy's East, has been elected to the Company's board of directors effective immediately. No decision has yet been made with respect to the committee(s) of the board on which Mr. Kahn will serve.

                  Mr. Kahn is not party to any arrangement or understanding with any person pursuant to which Mr. Kahn was elected as a director, nor is Mr. Kahn a party to any transaction, or series of transactions, required to be disclosed pursuant to
                  Item 404(a) of Regulation S-K.

                  A copy of the press release announcing Mr. Kahn's election to the Company's board of directors is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01(c)      Financial Statements and Exhibits.

                  99.1 Press Release of Steven Madden, Ltd. dated December 16, 2004.

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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         STEVEN MADDEN, LTD.



                                         By: /s/ JAMIESON KARSON
                                             -----------------------------------
                                             Name:  Jamieson Karson
                                             Title: Chairman and Chief Executive
                                                    Officer


Date:   December 17, 2004

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